UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 23, 2004
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                             AGU Entertainment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         005-79752                                     84-1557072
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     (Commission File Number)                 (IRS Employer Identification No.)

  3200 West Oakland Park Blvd., Lauderdale Lakes, Florida               33311
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         (Address of Principal Executive Offices)                     (Zip Code)

                                 (954) 714-8100
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On November 23, 2004, we entered into a non-binding term sheet with Mitchell Entertainment Company, a Delaware limited liability company (the "Lender"), pursuant to which the Lender will loan $3,000,000 to us. The loan is conditioned upon our acquisition of the real property located at 3200 West Oakland Park Boulevard, Lauderdale Lakes, Florida (the "Property") and will be secured by a mortgage (subordinate only to the first mortgage of approximately $7,000,000) on the Property as well as our right of first refusal to acquire two additional parcels of land located adjacent to the Property and a substantial portion of our personal property.

      The loan will bear interest at 10% per annum. The term of the loan will be two years, subject to the Lender's right to call the loan or convert the loan into shares of our common stock at a conversion price of $1.50 per share upon our failure to satisfy certain financial conditions. At any time after the first anniversary of the loan, we may force the conversion of the loan into shares of our common stock, provided certain conditions are met. The loan may be pre-paid in part or in full at any time, subject to the Lender's right to purchase our common stock at the conversion price of the loan. We will also issue to the Lender a warrant to purchase up to 2,000,000 shares of our common stock at an initial exercise price of $2.00 per share (the "Warrant"). The term of the Warrant will be five years. Both the convertible note that represents the loan and the Warrant will provide for anti-dilution protection in the event of our issuance of shares of common stock at a per share price less than the conversion price or exercise price, as applicable.

      We will prepare and file a registration statement covering the shares of common stock assignable upon the conversion of the note representing the loan and issuable upon the exercise of the Warrant. We will be required to keep the registration statement effective until such shares are sold or can be sold under Rule 144(k) of the Securities Act of 1933, as amended.

      The term sheet contains a binding obligation that requires us to advance $25,000 to the Lender to cover the expenses incurred by the Lender in connection with the proposed loan. No other provisions of the term sheet are binding on us.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 30, 2004               AGU ENTERTAINMENT CORP.

                                         By:  /s/ John W. Poling
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                                              Name:  John W. Poling
                                              Title: Chief Financial Officer